UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 14, 2005

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California		92610
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 583-9029

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant` to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective January 14, 2005, The Wet Seal, Inc. (the “Company”) entered into agreements with the lenders under its senior credit facility and its interim financing facility to extend the maturity of its previously funded $10,000,000 bridge loan (the “Bridge Loan”). The Bridge Loan was originally described in the Company’s Current Report on Form 8-K filed on November 11, 2004. Pursuant to the terms of the amendments, the initial maturity of the Bridge Loan was extended to March 31, 2005. Thereafter, the Bridge Loan will be extended on a month to month basis, subject to the right of the Bridge Loan lenders to terminate it on ten day’s notice. The annual base interest rate for the Bridge Loan will remain 25%; however this interest rate will increase to 30% effective August 1, 2005 if the Bridge Loan remains outstanding. Interest may be paid in cash or capitalized at the discretion of the Company. Beginning April 1, 2005, the Company will be obligated to pay its Bridge Loan lenders supplemental interest payments in an amount of 1.5% of the outstanding principal amount of the Bridge Loan (including capitalized interest) at the beginning of each month during which the Bridge Loan has been extended. However, for the months of February 2005 and March 2005, the supplemental interest payment rate shall be 1.45% and 0.70%, respectively. The supplemental interest payments may be paid in cash or capitalized at the discretion of the Company. The senior credit facility and the Bridge Loan facility will rank senior in right of payment to the Company’s Secured Convertible Notes due 2012, which were issued on January 14, 2005 (the “Convertible Notes”).

In connection with the amendments to the Bridge Loan, the Company and the initial purchasers of the Convertible Notes (the “Investors”) entered into an amendment to the Amended and Restated Securities Purchase Agreement, dated as of December 13, 2004, which acknowledged the modifications contemplated by the Bridge Loan amendments.

In addition, upon the issuance of the Convertible Notes, the Company entered into an Indenture with The Bank of New York, as Indenture Trustee.

Copies of the Second Amendment to Amended and Restated Credit Agreement, First Amendment to Credit Agreement, First Amendment to Intercreditor and Lien Subordination Agreement, Amended and Restated Subordination Agreement and Bridge Subordination Agreement are filed herewith as Exhibits 10.1 through 10.5. In addition, a copy of Amendment No. 1 to Amended and Restated Securities Purchase Agreement, the Indenture and the Form of Secured Convertible Note are filed herewith as Exhibits 10.6 through 10.8.

Item 3.02. Unregistered Sales of Equity Securities.

On January 14, 2005, the Company issued $56,000,000 in aggregate principal amount of Convertible Notes, which mature on January 14, 2012 and have an initial conversion price of $1.50 per share of the Company’s Class A common stock and the conversion price of the Convertible Notes is subject to full-ratchet anti-dilution protection. The Convertible Notes are immediately exercisable. On January 14, 2005, the Company also issued Series B Warrants, Series C Warrants and Series D Warrants (the “Warrants”) to the Investors to acquire initially up to 3,400,000, 4,500,000 and 4,700,000 shares of the Company’s Class A common stock, respectively. The Series B Warrants, Series C Warrants and Series D Warrants have an initial exercise price of $2.25, $2.50 and $2.75 per share, respectively, and have full ratchet anti-dilution protection for any Class A common stock issuances below the exercise price. The Warrants are immediately exercisable. The exercise period of the Series B Warrants, Series C Warrants and Series D Warrants will terminate on January 14, 2009, January 14, 2010 and January 14, 2010, respectively.

The Company has agreed to register the shares of Class A common stock issuable upon conversion of the Convertible Notes and exercise of the Warrants.

Item 8.01. Other Events.

A copy of the Company’s press release announcing the closing of its Convertible Note and Warrant financing transaction with the Investors and the extension of its interim financing credit facility appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

10.1	Second Amendment to Amended and Restated Credit Agreement entered into by and among the Company, certain subsidiaries of the Company and the Company’s senior lenders

10.2	First Amendment to Credit Agreement entered into by and among the Company, certain subsidiaries of the Company and certain of the Investors

10.3	First Amendment to Intercreditor and Lien Subordination Agreement entered into by and among the Company, certain subsidiaries of the Company, certain of the Investors and certain of the Company’s senior lenders

10.4	Amended and Restated Subordination Agreement entered into by and among the Company, certain of the Company’s senior lenders, The Bank of New York and the Investors

10.5	Bridge Subordination Agreement entered into by and among the Company, certain of the Company’s senior lenders, The Bank of New York and the Investors

10.6	Amendment No. 1 to Amended and Restated Securities Purchase Agreement entered into by and among the Company and the Investors

10.7	Indenture entered into between the Company and The Bank of New York

10.8	Form of Secured Convertible Note issuable under the Indenture

99.1	Press release, dated January 18, 2005, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC.
(Registrant)

Date: January 21, 2005	By:	/s/ Douglas C. Felderman
	Name:	Douglas C. Felderman
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Second Amendment to Amended and Restated Credit Agreement entered into by and among the Company, certain subsidiaries of the Company and the Company’s senior lenders

10.2	First Amendment to Credit Agreement entered into by and among the Company, certain subsidiaries of the Company and certain of the Investors

10.3	First Amendment to Intercreditor and Lien Subordination Agreement entered into by and among the Company, certain subsidiaries of the Company, certain of the Investors and certain of the Company’s senior lenders

10.4	Amended and Restated Subordination Agreement entered into by and among the Company, certain of the Company’s senior lenders, The Bank of New York and the Investors

10.5	Bridge Subordination Agreement entered into by and among the Company, certain of the Company’s senior lenders, The Bank of New York and the Investors

10.6	Amendment No. 1 to Amended and Restated Securities Purchase Agreement entered into by and among the Company and the Investors

10.7	Indenture entered into between the Company and The Bank of New York

10.8	Form of Secured Convertible Note issuable under the Indenture

99.1	Press release, dated January 18, 2005, issued by the Company